CULLEN BANK

              Member:  Cullen/Frost Bankers. A Family of Texas Banks

Senior Vice President



September 10, 1993


Julie Edwards
Vice President, Secretary, and Treasurer
Wainoco Oil & Gas Company
1200 Smith St., Ste., 2100
Houston, Texas 77002

RE: $1,000,000 of Discretionary Advances to be evidenced by Demand Note from Wainoco Oil & Gas Company ("Borrower") to Cullen Center Bank and Trust ("Bank") dated September 10, 1993 ("Note")

Dear Julie:

     The above described Note has been executed and delivered by you in conjunction with the Cash Management System implemented for the Borrower by the Bank. We understand that while the Borrower does not expect its accounts at the Bank to be overdrawn, it believes it prudent to have discussed that possibility. The Bank expects that the Borrower's accounts at the Bank will be handled in an appropriate collected cash availability basis; however, in the Bank's sole discretion, it will consider advancing on the Note to cover overdrafts as hereinafter provided.

     Upon request of the Borrower, the Bank will consider advances on the Note only if the following conditions are met:

     1 - Bank continues to provide at least the following services for the
         Borrower: lockbox and controlled disbursement;

     2 - The balance on the Note shall not exceed $1,000,000;

     3 - The Note Account will have a zero balance for at least ten (10) consecutive days during each calendar month and any advance on the Note will be repaid the following business day;

     4 - No default shall have occurred in any obligation of the Borrower to any person nor shall there have occurred any event or condition the effect of which is to cause or
JULIE EDWARDS
LETTER DATED September 10, 1993
PAGE 2 OF 3

         (with the giving of notice of lapse of time or both) to permit the holder or holders of any obligation of the Borrower to cause such obligation to become due prior to its stated maturity. Any request for an advance hereunder shall be a representation by the Borrower that this condition has been met;

     5 - The Bank must have been provided with quarterly consolidated financial statements of the Borrower and Guarantor satisfactory in form and substance to the Bank, within 45 days of the end of each calendar quarter, signed by an officer of the Borrower. These statements will include a balance sheet and an income statement in form similar to the statements previously provided to the Bank;

     6 - The Bank must have been provided with a copy of the consolidated unqualified audit of the Borrower and Guarantor in form and substance satisfactory to the Bank prepared by auditors satisfactory to the Bank within 120 days of the end of the most recent fiscal year.

     Notwithstanding the foregoing conditions, it is understood that any advance under the note shall be at the sole discretion of the Bank. This letter is not a commitment letter and no duties or obligations are imposed upon the Bank as a consequence hereof. It is further understood that the Note is a demand note and, accordingly, any sums, when and if advanced thereunder, may be demanded at any time in the Bank's sole discretion.

     THIS WRITTEN AGREEMENT AND THE DEMAND NOTE EXECUTED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     If the foregoing meets with your understanding of our agreement, please execute in the appropriate spaces provided below.

                                 Sincerely,

                                 /s/ Scott N. Tellkamp
                                 Senior Vice President

JULIE EDWARDS
LETTER DATED September 10, 1993
PAGE 3 OF 3

AGREED AND ACKNOWLEDGED ON OCTOBER 18, 1993:

Wainoco Oil & Gas Company - ("Borrower")

By:     /s/  Julie Edwards
Title:  Vice President-Secretary & Treasurer


Wainoco Oil Corp. ("Guarantor")

By:     /s/  Julie Edwards
Title:  Vice President-Secretary & Treasurer


                                 NOTICE TO OBLIGOR

THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Wainoco Oil & Gas Company          Cullen Center Bank & Trust

By:  Julie Edwards                 By:  /s/ Scott N. Tellkamp
Tithe:  Vice President-Secretary   Title: Senior Vice President
          & Treasurer

Wainoco Oil Corp.

By:  /s/ Julie Edwards
Title: Vice President-Secretary
          & Treasurer